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                                                                    EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-04731, 333-04733 and 333-52565) of our report dated February 20, 2004, except for Note 17, as to which the date is February 26, 2004, with respect to the consolidated financial statements and schedule of TechTeam Global, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                           /s/ Ernst & Young LLP

Detroit, Michigan
March 24, 2004















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